Exhibit 10.1

MADSEN & ASSOCIATES CPA’S, INC.

684 EAST VINE STREET STE 3

MURRAY, UTAH 84107

September 20, 2011

Office of the Chief Accountant
Securities and Exchange Commission
460 Fifth Street N. W.
Washington, DC 20549

Re: Clean Power Concepts, Inc.

Commission File Number 000-52035

Dear Sirs:

We have received a copy of, and are in agreement with, the statements being made by Clean Power Concepts, Inc. in Item 4.02 of its Form 8-K filed on September 20, 2011 and captioned “Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.”

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Sincerely,

s/Madsen & Associates CPA’s, Inc.

Madsen & Associates CPA’s, Inc.